UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of event reported): May 21, 2001



                         DYNA GROUP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)



        000-17385                                        87-0404753
 (Commission File Number)                   (IRS Employer Identification No.)



 1661 S. Seguin Avenue, New Braunfels, Texas                78130
 (Address of principal executive offices)                 (Zip Code)



 Registrant's telephone number, including area code:  (830) 620-4400




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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS


     1. On March 26, 2001 Mark W. Gottsacker, National Sales Manager of Great American Products annouced his reisgnation effective March 30, 2001.

     2. On May 21, 2001 Mr. Gottsacker resigned as the Treasurer and member of the Board of Directors of Dyna Group International, Inc.

     3. On May 24, 2001 the Board of Directors named Sandra K. Tristan Treasurer of Dyna Group International, Inc.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.





                                   Dyna Group International, Inc.
                                            (Registrant)


 Date: June 5, 2001           /s/  ROGER R. TUTTLE
                                   ----------------------------------------
                                   (Signature) Roger R. Tuttle, Chairman
                                   of the Broad and Chief Executive Officer